Exhibit 99.1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HANCOCK FABRICS, INC.

Adopted in accordance with the provisions
of §303 and §245 of the
General Corporation Law of the State of Delaware

*        *        *        *

Hancock Fabrics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

1.         The name of the Corporation is Hancock Fabrics, Inc.  The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 25, 1987.

2.         On March 21, 2007, the Corporation and certain of its direct and indirect subsidiaries commenced voluntary cases under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Jointly Administered Case No. 07-10353 (BLS). This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Section 303 and Section 245 of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), pursuant to the authority granted to the Corporation under Section 303 and Section 245 of the Delaware General Corporation Law to put into effect and carry out the Joint Consolidated Plan of Reorganization under Chapter 11 of the Bankruptcy Code Proposed by Hancock Fabrics, Inc. and Its Affiliated Debtors and Debtors in Possession (the “Plan”), as confirmed on July 22, 2008 by order (the “Order”) of the Bankruptcy Court.  Provision for the filing of this Amended and Restated Certificate of Incorporation is contained in the Plan as confirmed by the Order of the Bankruptcy Court having jurisdiction under the Bankruptcy Code for the reorganization of the Corporation under Chapter 11 of the Bankruptcy Code.

3.         This Amended and Restated Certificate of Incorporation has been duly executed and acknowledged by an officer of the Corporation.

4.         The certificate of incorporation of the Corporation is hereby amended and restated in its entirety as follows:

FIRST:             NAME.  The name of the Corporation is Hancock Fabrics, Inc.

SECOND:        REGISTERED AGENT.  The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle.  The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

THIRD:            PURPOSE.  The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the Delaware General Corporation Law.

FOURTH:        AUTHORIZED CAPITALIZATION.

Section 1.        Classes of Stock.  The Corporation is authorized to issue two (2) classes of stock to be designated “common stock” and “preferred stock,” respectively.  The total number of shares of stock that the Corporation is authorized to issue is eighty-five million (85,000,000) shares.  Eighty million (80,000,000) shares shall be common stock, with a par value of one cent ($.01) per share, and five million (5,000,000) shares shall be preferred stock, with a par value of one cent ($.01) per share.  The preferred stock may be issued in one or more series.  The Board of Directors is hereby authorized to issue the shares of preferred stock in such series and to fix from time to time before issuance the number of shares to be included in any series and the designation, relative powers, preferences and rights and qualifications, limitations or restrictions of all shares of such series.  The authority of the Board of Directors with respect to each series shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

(a) the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

(b) the voting powers, if any, and whether such voting powers are full or limited, in any such series;

(c) the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

(d) whether dividends, if any, shall be cumulative or noncumulative, the dividend rate of such series, and the date and preferences of dividends on such series;

(e) the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(f) the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other Corporation, and the price or prices or rates of exchange applicable thereto;

(g) the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation;

(h) the provisions, if any, of a sinking fund applicable to such series; and

(i) any other relative, participating, optional or other special powers, preferences, rights, qualifications, limitations or restrictions thereof;

as shall be determined from time to time by the Board of Directors and shall be stated in the resolution or resolutions providing for the issue of such preferred stock (a “Preferred Stock Designation”).

Section 2.        Voting Rights.

A.    Each holder of common stock of the Corporation entitled to vote shall have one vote for each share thereof held.

B.    Except as may be provided by the Board of Directors in a Preferred Stock Designation or as otherwise required by law, the common stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of preferred stock shall not be entitled to receive notice of any meeting of stockholders at which such stock is not entitled to vote.

C.    Notwithstanding any other provision contained herein to the contrary, the Corporation shall not issue nonvoting equity securities. This prohibition on issuance of nonvoting equity securities is in compliance with Section 1123 of the Bankruptcy Code, and shall have no force and effect except to the extent and for so long as such Section 1123 is applicable to the Corporation.

Section 3.        Holders of Record.  The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as provided by applicable law.

FIFTH:            BY-LAW AMENDMENTS.  The Board of Directors shall have power to make, amend and repeal the By-Laws of the Corporation (except insofar as the By-Laws of the Corporation adopted by the stockholders shall otherwise provide).  Any By-Laws made by the directors under the powers conferred hereby may be amended or repealed by the directors or by the stockholders.

SIXTH:            BOARD OF DIRECTORS.

Section 1.        Number.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  The size of the Board of Directors, subject to any right of the holders of any series of preferred stock then outstanding to elect additional directors under specified circumstances, is hereby fixed at five (5) directors.

Section 2.        Nomination; Election.  Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the By-Laws of the Corporation.  Directors need not be elected by written ballot unless otherwise provided in the By-Laws of the Corporation.  The directors, other than those who may be elected by the holders of any class or series of Preferred Stock and except as provided in Section 4 of this Article Sixth, shall be elected by a majority of the stock present in person or represented by proxy at such meeting and entitled to vote at annual or special meetings of stockholders, and each director so elected shall hold office until the next annual meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal.

Section 3.        Removal.  Subject to the rights of the holders of any class or series of Preferred Stock, any director or the entire Board of Directors may be removed from office at any time by the majority vote of the holders of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 4.        Vacancies.  Subject to the rights of holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires and until such director’s successor shall have been duly elected and qualified.  No decrease in the authorized number of directors shall shorten the term of any incumbent director.

SEVENTH:      ELIMINATION OF CERTAIN LIABILITY; INDEMNIFICATION AND INSURANCE.

Section 1.        Elimination of Certain Liability of Directors.  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.  If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.  Any repeal or modification of this Section by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Section 2.        Indemnification and Insurance.

A.    Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or a subsidiary thereof or is or was serving at the request of the Corporation as a director, officer, partner, member or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, partner, member or trustee or in any other capacity while so serving, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law prior to such amendment permitted the Corporation to provide), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, partner, member or trustee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph B hereof with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.  The right to indemnification conferred in this paragraph shall be a contract right and shall include the right to be paid the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this paragraph or otherwise.  Such right to indemnification and the payment of expenses incurred in defending a proceeding in advance of the final disposition may be conferred upon any employee or agent of the Corporation if, and to the extent, authorized by the Board of Directors.

B.    If a claim under paragraph A of this Section is not paid in full by the Corporation within thirty (30) days.  after a written claim has been received by the Corporation, the claimant may at any time there after bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation ) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

C.    The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation or the By-Laws of the Corporation, agreement, or vote of stockholders or disinterested directors, or otherwise.

D.    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such expense, liability or loss under the Delaware General Corporation Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this __ day of August, 2008.

HANCOCK FABRICS, INC.

By: _________________________
Name:
Title: